UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 2, 2008
MOUNTAIN NATIONAL BANCSHARES, INC.

(Exact name of registrant as specified in charter)

Tennessee	0-49912	75-3036312

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

300 East Main Street, Sevierville, Tennessee	37862

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (865) 428-7990
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
     On May 2, 2008, Mountain National Bancshares, Inc., a Tennessee corporation (the “Company”), issued the press release furnished herewith as Exhibit 99.1 announcing the Company’s first quarter earnings for the period ended March 31, 2008.

Item 7.01.	Regulation FD Disclosure.
     On May 2, 2008, the Company issued a press release furnished herewith as Exhibit 99.1 announcing the Company’s first quarter earnings for the period ended March 31, 2008.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

99.1	Press Release of Mountain National Bancshares, Inc. dated May 2, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOUNTAIN NATIONAL BANCSHARES, INC.
By:	/s/ Dwight Grizzell
	Name:	Dwight B. Grizzell
	Title:	President and Chief Executive Officer

Date: May 2, 2008

EXHIBIT INDEX

99.1	Press Release of Mountain National Bancshares, Inc., dated May 2, 2008.